UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Molson Coors Brewing Company (the “Company”), dated February 10, 2015, reporting the Company’s financial results for the fiscal quarter and year ended December 31, 2014.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01  Other Items.

The Company’s press release dated February 10, 2015 also announced the board of directors’ approval of a new program authorizing the repurchase, effective immediately, of up to $1 billion of the Company’s Class A and Class B common stock, with an expected program term of four years.  The Company plans to purchase its Class A and Class B common stock from time to time, principally in the open market or through private transactions.  The number, price and timing of the repurchases will be at the Company’s sole discretion and will be evaluated depending on market conditions, liquidity needs or other factors.  The Company’s board of directors may suspend, modify or terminate the program at any time without prior notice.  This repurchase program replaces and supersedes any repurchase programs previously approved by the board of directors.

The Company today declared an increased regular quarterly dividend of US$0.41 per share, payable March 16, 2015, to Class A and Class B shareholders of record on February 27, 2015.  In addition, Molson Coors Canada Inc. (TSX: TPX.B, TPX.A) declared a quarterly dividend of the Canadian dollar equivalent of US$0.41 per share using today’s noon spot exchange rate as reported by the Bank of Canada, payable March 16, 2015, to Class A exchangeable and Class B exchangeable shareholders of record on February 27, 2015.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Molson Coors Brewing Company, dated February 10, 2015, reporting Molson Coors Brewing Company’s financial results for the fiscal quarter and year ended December 31, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date:	February 10, 2015	By:	/s/ Gavin Hattersley
Gavin Hattersley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Molson Coors Brewing Company, dated February 10, 2015, reporting Molson Coors Brewing Company’s financial results for the fiscal quarter and year ended December 31, 2014.